SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  June 2, 2006

Commission file number: 0-22340

Palomar Medical Technologies, Inc
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdic- tion of incorporation)	0-22340 (Commission File Number)	04-3128178 (I.R.S. Employer Identification No.)

82 Cambridge Street, Burlington, Massachusetts 01803
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code):   (781) 993-2300

(Former Name or Former Address, if Changed Since Last Report)

ITEM  8.01   OTHER EVENTS

        On June 2, 2006, Palomar Medical Technologies, Inc., a Delaware corporation (the “Company”), and The General Hospital Corporation, a Massachusetts corporation, settled their patent infringement suits against Cutera, Inc., a Delaware corporation, with the Parties entering into a Settlement Agreement (the “Settlement Agreement”) and with the Company and Cutera, Inc. entering into a Patent License Agreement (the “License Agreement”). The Company’s press release announcing this settlement is entitled “PALOMAR ANNOUNCES SUCCESSFUL CONCLUSION OF PATENT INFRINGEMENT LAWSUITS AGAINST CUTERA Cutera Admits Infringement and Validity of Palomar Patents for Both Laser and Lamp Products” and is filed as Exhibit 99.5 to this Current Report on Form 8-K. The summary description of the event is qualified in its entirety by reference to the Settlement Agreement and the License Agreement both of which are also filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

        With the exception of the historical information contained in this release, the matters described herein contain forward-looking statements, including but not limited to statements relating to new markets, development and introduction of new products, and financial projections that involve risk and uncertainties that may individually or mutually impact the matters herein, and cause actual results, events and performance to differ materially from such forward-looking statements. These risk factors include, but are not limited to, results of future operations, technological difficulties in developing or introducing new products, the results of future research, lack of product demand and market acceptance for current and future products, the effect of economic conditions, challenges in managing joint ventures and research with third parties and government contracts, the impact of competitive products and pricing, governmental regulations with respect to medical devices, including whether FDA clearance will be obtained for future products and additional applications, the results of litigation, difficulties in collecting royalties, potential infringement of third-party intellectual property rights, and/or other factors, which are detailed from time to time in the Company's SEC reports, including the report on Form 10-K for the year ended December 31, 2005 and the Company’s quarterly reports on Form 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

Number	Title

99.1	Settlement Agreement dated June 2, 2006 between Palomar Medical Technologies, Inc., The General Hospital Corporation and Cutera, Inc.

99.2	Patent License Agreement dated June 2, 2006 between Palomar Medical Technologies, Inc. and Cutera, Inc.

99.3	Consent Judgments

99.4	Stipulations of Dismissal

99.5	Press Release dated June 5, 2006 entitled “PALOMAR ANNOUNCES SUCCESSFUL CONCLUSION OF PATENT INFRINGEMENT LAWSUITS AGAINST CUTERA
Cutera Admits Infringement and Validity of Palomar Patents for Both Laser and Lamp Products”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 5, 2006	PALOMAR MEDICAL TECHNOLOGIES, INC. By: /s/ Joseph P. Caruso —————————————— Joseph P. Caruso Chief Executive Officer and President

EXHIBIT INDEX

Number	Title

99.1	Settlement Agreement dated June 2, 2006 between Palomar Medical Technologies, Inc., The General Hospital Corporation and Cutera, Inc.

99.2	Patent License Agreement dated June 2, 2006 between Palomar Medical Technologies, Inc. and Cutera, Inc.

99.3	Consent Judgments

99.4	Stipulations of Dismissal

99.5	Press Release dated June 5, 2006 entitled “PALOMAR ANNOUNCES SUCCESSFUL CONCLUSION OF PATENT INFRINGEMENT LAWSUITS AGAINST CUTERA
Cutera Admits Infringement and Validity of Palomar Patents for Both Laser and Lamp Products”